SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report (Date of Earliest Event) October 1, 1998


                            Marvel Enterprises, Inc.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                          1-13638                      13-3711775
(State or Other                 (Commission              (I.R.S. Employer
Jurisdiction of                File Number)                Identification
incorporation)                                                       No.)




                   685 Third Avenue, New York, New York 10017
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 682-4700
              (Registrant's Telephone Number, Including Area Code)


                                  Toy Biz, Inc.
         (Former Name or Former Address, If Changed Since Last Report.)



742481.2

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ITEM 5.   Other Events.

On October 1, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the plan of reorganization for Marvel Entertainment Group, Inc. ("Marvel") that was proposed by the Registrant and Marvel's senior secured lenders has been consummated and that Marvel has merged with, and become a wholly-owned subsidiary of, the Registrant. The Registrant also announced that it has changed its name to Marvel Enterprises, Inc. and that the trading symbol for its common stock on the New York Stock Exchange has been changed to "MVL".

ITEM 7.   Financial Statements and Exhibits.

(c)  Exhibits.


99.1. Press release of the Registrant, dated October 1, 1998.




742481.2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARVEL ENTERPRISES, INC.
                                           (Registrant)


Date:  October 1, 1998
                                           By: /s/ Joseph M. Ahearn

                                           Name:  Joseph M. Ahearn
                                           Title: President and Chief Executive
                                                  Officer


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